UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 7, 2021
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers' Compensatory Arrangements of Certain Officers.

On February 7, 2021, James F. Deutsch notified the chairperson of the Board of Directors (the “Board”) of Enterprise Financial Services Corp (the “Company”) that he will not stand for re-election and will resign from the Board, and the committees on which he serves, effective as of the date of the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). Accordingly, Mr. Deutsch will not be nominated by the Board for re-election at the 2021 Annual Meeting and his term as director will end when his current term expires at the 2021 Annual Meeting. Mr. Deutsch’s decision not to seek re-election is not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Mr. Deutsch is a managing partner at Patriot Financial Partners, L.P. (“Patriot”). In connection with the merger of Trinity Capital Corporation (“Trinity”) with and into the Company in 2019, Mr. Deutsch, who previously served on Trinity’s board, was included in the slate of directors for nomination to the Company’s Board in 2019 and elected at the 2019 annual meeting of shareholders. Mr. Deutsch was re-nominated and elected to the Board the following year and also has been serving on the audit committee during 2020 through this year’s annual meeting. At the time of the merger, the Company entered into a Corporate Governance Agreement with Patriot and Mr. Deutsch which will terminate when Mr. Deutsch ceases to be a director effective as of the 2021 Annual Meeting.

In connection with the resignation of Mr. Deutsch from the Board and in accordance with the Company’s Amended and Restated Bylaws, the Board will decrease the number of directors from thirteen (13) to twelve (12), effective as of the date of the 2021 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	February 11, 2021	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Senior Vice President and Chief Accounting Officer